UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 October 1, 2003

                                    814-00201
                            (Commission File Number)

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.
                                  (THE "FUND")
             (Exact name of registrant as specified in its charter)

                               DELAWARE, 943346760
      (Jurisdiction of Incorporation) (IRS Employer Identification Number)

                              10 ROCKEFELLER PLAZA
                                    SUITE 815
                                NEW YORK NY 10020
              (Address of registrant's principal executive office)

                                  212-687-8080
                         (Registrant's telephone number)



ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Effective as of October 1, 2003, the Fund changed the location of its office and principal place of business to 10 Rockefeller Plaza, Suite 815, New

York NY 10020.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MEVC DRAPER FISHER JURVETSON FUND I, INC.

BY: /S/ Robert S. EveretT
    ------------------------------
    Robert S. Everett
    Chief Executive Officer





Dated:  October 7, 2003